Organization and operations	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and operations	Organization and operations
Similarweb Ltd. (together with its subsidiaries, the “Company”) was incorporated on February 19, 2009 under the laws of the State of Israel and commenced operations on that date. The Company is a leader in digital data and analytics powering critical business decisions. The Company uncovers what is happening online and seeks to provide businesses with the best digital data and analytics to build strategy, optimize customer acquisition and enhance monetization.
On May 11, 2021, the Company completed its initial public offering (“IPO”), pursuant to which it issued and sold 7,500,000 Ordinary Shares at an offering price of $22.00 per share, and an additional 50,531 Ordinary Shares upon the exercise of the underwriters’ option to purchase additional shares. The Company received aggregated proceeds of $150,786, net of underwriting discounts and commissions of $11,627 and other issuance costs of $3,698.
Immediately prior to the closing of the IPO, 2,500,000 Preferred A-1 Shares, 5,051,000 Preferred A-2 Shares, 3,929,000 Preferred A-3 Shares, 6,599,000 Preferred A-4 Shares, 1,247,000 Preferred A-5 Shares, 465,000 Preferred A-6 Shares. 4,672,000 Preferred A-7 Shares, 5,267,000 Preferred A-8 Shares, 4,601,230 Preferred A-9 Shares. 3,151,596 Preferred A-10 Shares, 8,303,888 Preferred B Shares and 4,870,328 Preferred C Shares were converted to Ordinary Shares. The Company’s Ordinary Shares are traded in the New York Stock Exchange under the symbol “SMWB”.
The Company is headquartered in Givatayim, Israel and has operations in various other global locations, including the United States, the United Kingdom, Japan, France, Germany, Australia and Singapore.